UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2008

Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

350 Poplar Church Road, Camp Hill PA, 17011		17011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   717-763-7064
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.2
EX-4.3
EX-4.4

Item 8.01. Other Events.
     On May 15, 2008, Harsco Corporation (the "Company") completed the offering of $450,000,000 aggregate principal amount of 5.75% Senior Notes due 2018.
     In connection with the offering described above, the Company entered into the following instruments, which are filed as exhibits to this Current Report on Form 8-K and incorporated by reference into the Registration Statement on Form S-3 (File No. 333-150825) relating to the offering:
1.	Indenture, dated as of May 15, 2008, by and between Harsco Corporation and the Bank of New York, as trustee.

2.	Supplemental Indenture, dated as of May 15, 2008, by and between Harsco Corporation and the Bank of New York, as trustee.

3.	Form of Global Security representing Harsco Corporation’s 5.75% Senior Notes due 2018.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
4.2.	Indenture, dated as of May 15, 2008, by and between Harsco Corporation and the Bank of New York, as trustee.

4.3.	Supplemental Indenture, dated as of May 15, 2008, by and between Harsco Corporation and the Bank of New York, as trustee.

4.4.	Form of Global Security representing Harsco Corporation’s 5.75% Senior Notes due 2018.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARSCO CORPORATION
By:	/s/ Stephen J. Schnoor
Name:	Stephen J. Schnoor
Title:	Senior Vice President and Chief Financial Officer

Date: May 20, 2008

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EXHIBIT INDEX

Exhibit
Number	Description
4.2.	Indenture, dated as of May 15, 2008, by and between Harsco Corporation and the Bank of New York, as trustee.

4.3.	Supplemental Indenture, dated as of May 15, 2008, by and between Harsco Corporation and the Bank of New York, as trustee.

4.4.	Form of Global Security representing Harsco Corporation’s 5.75% Senior Notes due 2018.

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